Putnam Growth Portfolio
(a series of SunAmerica Series Trust)

Supplement to the Prospectus dated February
28, 1997

On April 15, 1997, the Board of Trustees of
SunAmerica Series Trust approved the selection of Putnam Investment Management, Inc. ("Putnam") as subadviser to the Putnam Growth Portfolio (the
"Portfolio") (formerly the Provident Growth
Portfolio) effective as of April 16, 1997.

The first full sentence on page 29 of the Prospectus contained in the Polaris Variable Annuity prospectus for Anchor National Life Insurance Company and the ninth sentence of the third full paragraph on page 31 of the Prospectus contained in the Polaris Variable Annuity prospectus for First
SunAmerica Life Insurance Company under the subheading entitled "Investment Adviser" have been replaced with the following sentence:

Effective April 16, 1997, the annual rates of the investment advisory fees which apply to the Putnam Growth Portfolio are .85% on the first
$150 million of Assets, .80% on the next $150 million of Assets and .70% on Assets over $300 million.

The third and fourth full paragraphs on page 31 of the Prospectus contained in the Polaris Variable
Annuity prospectus for Anchor National Life Insurance
Company and the third and fourth full paragraphs on page 34 of the Prospectus contained in the Polaris
Variable Annuity prospectus for First SunAmerica
Life Insurance Company under the subheading entitled
"Subadvisers" have been replaced with the following paragraphs:

Putnam, a Massachusetts corporation with principal offices at One Post Office Square, Boston,
Massachusetts, has been managing mutual funds since
1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed approximately $173 billion in assets as of December 31, 1996. Putnam is a subsidiary of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit and investment management.

The portion of the annual investment advisory fees received by SAAMCo which is paid to Putnam with respect to the Putnam Growth Portfolio is .50% on the first $150 million of Assets, .45% on the next
$150 million of Assets and .35% on Assets over $300 million. For the fiscal year ended November 30, 1996, SAAMCo paid to the Portfolio's previous subadviser a fee equal to .48% of the Portfolio's average daily net assets.

The ninth paragraph on page 32 of the Prospectus contained in the Polaris Variable Annuity prospectus for Anchor National Life Insurance Company and the first paragraph on page 36 of the Prospectus contained in the Polaris Variable Annuity prospectus for First
SunAmerica Life Insurance Company under the subheading entitled "Portfolio Management" have been replaced with the following paragraph:

C. Beth Cotner, Richard England, Manuel H. Weiss and
David Santos serves as co-portfolio managers of the Putnam Growth Portfolio. Ms. Cotner, a Senior Vice
President, has been an investment professional with Putnam since 1995. Prior to that time, she was an Executive Vice President of Kemper Financial
Services. Mr. England, a Senior Vice President, has been an investment professional with Putnam since
1992. Prior to that time, he was an investment officer with Aetna Equity Investors. Mr. Weiss, a Senior Vice
President, has been an investment professional with Putnam since 1987. Mr. Santos, a Vice President, has been an investment professional with Putnam since
1986.


April 18, 1997